SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549




                                    FORM 8-K



                                  CURRENT REPORT




                         PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)     May 18, 2000
                                                    (May 18, 2000)



                             WESTERN RESOURCES, INC.
              (Exact Name of Registrant as Specified in Its Charter)




             KANSAS                      1-3523               48-0290150
(State or Other Jurisdiction of       (Commission             (Employer
Incorporation or Organization)        File Number)        Identification No.)



   818 KANSAS AVENUE, TOPEKA, KANSAS                                 66612
(Address of Principal Executive Offices)                          (Zip Code)




Registrant's Telephone Number Including Area Code (785) 575-6300








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                              WESTERN RESOURCES, INC.

Item 5. Other Events

     On May 18, 2000, Western Resources announced that its board of directors authorized management to explore a variety of strategic alternatives for its electric utility operations.


Item 7.  Financial Statements and Exhibits

     (c) Exhibits

          Exhibit 99.1 - Press release dated as of May 18, 2000 issued by Western Resources, Inc.




































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                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                             Western Resources, Inc.




Date     May 18, 2000                   By      /s/ William B. Moore
                                          William B. Moore, Executive Vice
                                          President, Chief Financial
                                          Officer and Treasurer


Date     May 18, 2000                   By      /s/ Leroy P. Wages
                                          Leroy P. Wages, Controller




























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                              EXHIBIT INDEX



Exhibit Number                                 Description of Exhibit

99.1                                           Press release dated as of
                                               May 18, 2000 issued by
                                               Western Resources, Inc.










































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